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                                                                    EXHIBIT 10.4
                                    [FORM OF
                          FEE AND INDEMNITY AGREEMENT]

     This Fee and Indemnity Agreement (the "Fee and Indemnity Agreement"), dated as of __________, 1997, is among Bankers Trust (Delaware), as Delaware Trustee under the Amended and Restated Declaration and Agreement of Trust (the "Trust Agreement") of even date herewith (the "Delaware Trustee"); Bankers Trust Company, as Certificate Trustee under the Trust Agreement (the "Certificate Trustee") and as Note Trustee under the Note Indenture hereinafter mentioned (the "Note Trustee"); ____________________, as Note Issuer under the Note Indenture (the "Note Issuer"); and California Infrastructure and Economic Development Bank, as Originator under the Trust Agreement (the "Originator").

     All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Trust Agreement.

     Section 1.  Payment of Fees and Expenses of Certificate Trustee; Authorized
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Agents.  (a)  The Note Issuer hereby covenants and agrees to pay to the
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Certificate Trustee (or any successor trustee) from time to time reasonable compensation for its services under the Trust Agreement and to reimburse it for its reasonable expenses (including legal fees and expenses), it being understood that the Certificate Trustee shall have no recourse against the Originator or the Trust Property for payment of such amounts.

     (b) In addition, the Note Issuer covenants and agrees to reimburse the Certificate Trustee for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of the Trust under the Trust Agreement (other than any tax attributable to the Certificate Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

     (c) The Note Issuer further covenants and agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses, and no Authorized Agent shall have any recourse against the Originator or the Trust Property for payment of such amounts. The appointment of any Authorized Agent shall be subject to the approval of the Originator.

     Section 2.  Payment of Fees and Expenses of Delaware Trustee.  The Note
                 ------------------------------------------------
Issuer covenants and agrees to pay to the Delaware Trustee (or any successor trustee) from time to
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time reasonable compensation for its services under the Trust Agreement and to reimburse it for its reasonable expenses (including legal fees and expenses), it being understood that the Delaware Trustee shall have no recourse against the Originator or the Trust Property for payment of such amounts.

     Section 3.  Indemnity.  The Note Issuer hereby covenants and agrees to
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indemnify, defend and hold harmless the Delaware Trustee, the Certificate
Trustee and the Originator and any of their respective affiliates, officers, directors, employees and agents (the "Indemnified Persons") from and against any and all losses, claims, taxes, damages, expenses (including legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the creation, operation or termination of the Trust, the execution, delivery or performance of the Trust Agreement or the transactions contemplated thereby, or the failure of the Note Issuer to perform its obligations hereunder; provided, however, that the Note
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Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person. The obligations of the Note Issuer to indemnify the Indemnified Persons as provided herein and in the Trust Agreement shall survive the termination of the Trust Agreement or the resignation or removal of the Delaware Trustee or the Certificate Trustee.

     Section 4.  Payment.  All amounts owed by the Note Issuer to the
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Certificate Trustee, the Delaware Trustee and the Originator under the Trust
Agreement shall be paid to the Certificate Trustee, the Delaware Trustee and the Originator, as appropriate, upon written demand, unless a fee agreement or fee schedule has been provided to the Note Issuer in which event payment shall be made in accordance with said agreement or schedule until the Note Issuer is otherwise notified by the Certificate Trustee, the Delaware Trustee or the Originator. As security for payment of such amounts, the Note Issuer hereby irrevocably directs the Note Trustee to pay such amounts from monies on deposit in the Collection Account as provided pursuant to Section 8.02 (d) of the Note Indenture upon receipt of such written demand from the Certificate Trustee, the Delaware Trustee and the Originator, as the case may be.

     Section 5.  Notices.  Unless otherwise specifically provided herein, all
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notices, directions, consents and waivers required under the terms and provisions of this Fee and Indemnity Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice, direction, consent or waiver

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shall be effective when delivered, or if mailed, three days after deposit in the
United States mail with proper postage for ordinary mail prepaid,

     if to the Originator, to:

             California Infrastructure and Economic Development Bank c/o California Trade and Commerce Agency
             801 K Street, Suite 1700
             Sacramento, California 95814
             Attention:  Executive Director
             Facsimile:  916-323-2887
             Telephone:  916-324-9775

     if to the Delaware Trustee, to:

             Bankers Trust (Delaware)
             E.A. Delle Donne Corporate Center
             Montgomery Building
             1011 Centre Road, Suite 200
             Wilmington, Delaware 19805-1266
             Attention:  M. Lisa Wilkins
             Facsimile:  (302) 636-3222
             Telephone:  (302) 636-3305


     if to the Certificate Trustee, to:

             Bankers Trust Company
             Four Albany Street
             New York, New York 10006
             Attention:  Structured Finance Group
             Facsimile:  ____________________
             Telephone:  ____________________

     if to the Note Issuer, to:

             ____________________
             Attention:  ____________________
             Facsimile:  ____________________
             Telephone:  ____________________

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     if to the Note Trustee, to:

             Bankers Trust Company
             Four Albany Street
             New York, New York 10006
             Attention:  Structured Finance Group
             Facsimile:  ____________________
             Telephone:  ____________________

     Section 6.  Survival of Agreements.  This Fee and Indemnity Agreement shall
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terminate upon the termination of the Trust and the payment and discharge of all
Certificates, provided, however, the agreements of the Note Issuer set forth in
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Section 3 herein shall survive the termination of this Fee and Indemnity
Agreement or the resignation or removal of the Delaware Trustee or the Certificate Trustee.

     Section 7.  Counterparts.  This Fee and Indemnity Agreement may be executed
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in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 8.  Governing Law.  This Fee and Indemnity Agreement shall be
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governed by and construed in accordance with the laws of the laws of the State of California except that the rights, duties, obligations, immunities and standard of care of the Delaware Trustee or the Certificate Trustee shall be governed by the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the Originator, the Delaware Trustee, the
Certificate Trustee, the Note Issuer and the Note Trustee have caused this Fee and Indemnity Agreement to be duly executed by duly authorized officers, all as of the day and year first above written.


                                    CALIFORNIA INFRASTRUCTURE AND ECONOMIC
                                    DEVELOPMENT BANK,
                                    as Originator


                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________



                                    BANKERS TRUST (DELAWARE),
                                    as Delaware Trustee


                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________



                                    BANKERS TRUST COMPANY,
                                    as Certificate Trustee


                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                                    [NOTE ISSUER],
                                    as Note Issuer


                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________



                                    BANKERS TRUST COMPANY,
                                    as Note Trustee


                                    By:_______________________________________
                                       Name:__________________________________
                                       Title:_________________________________

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